Exhibit 15

Acknowledgement of Independent Registered Public Accounting Firm

May 12, 2014

The Board of Directors
First Midwest Bancorp, Inc.

We are aware of the incorporation by reference in the following Registration Statements of First Midwest Bancorp, Inc. (the “Company”) of our report dated May 12, 2014, relating to the unaudited condensed consolidated interim financial statements of the Company that are included in its Form 10-Q for the quarter ended March 31, 2014.

•	Registration Statement (Form S-3 No. 33-20439) pertaining to the First Midwest Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan,

•	Registration Statement (Form S-3ASR No. 333-179815) pertaining to a First Midwest Bancorp, Inc. debt and equity securities offering,

•	Registration Statement (Form S-4 No. 333-114406) pertaining to First Midwest Capital Trust I,

•	Registration Statement (Form S-8 No. 33-25136) pertaining to the First Midwest Bancorp, Inc. Savings and Profit Sharing Plan,

•	Registration Statement (Form S-8 No. 33-42980) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan,

•	Registration Statement (Form S-8 No. 333-159389) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan,

•	Registration Statement (Form S-8 No. 333-42273) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan,

•	Registration Statement (Form S-8 No. 333-61090) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan,

•	Registration Statement (Form S-8 No. 333-50140) pertaining to the First Midwest Bancorp, Inc. Non-employee Directors’ 1997 Stock Option Plan,

•	Registration Statement (Form S-8 No. 333-63095) pertaining to the First Midwest Bancorp, Inc. Non-employee Directors’ Stock Option Plan,

•	Registration Statement (Form S-8 No. 333-63097) pertaining to the First Midwest Bancorp, Inc. Nonqualified Retirement Plan, and

•	Registration Statement (Form S-8 No. 333-151072) pertaining to the First Midwest Bancorp, Inc. Amended and Restated Non-employee Directors' Stock Plan,

•	Registration Statement (Form S-3 No. 333-157615) pertaining to a First Midwest Bancorp, Inc. debt and equity securities offering, and

•	Registration Statement (Form S-8 No. 333-168973) pertaining to the First Midwest Bancorp, Inc. Amended and Restated Omnibus Stock and Incentive Plan

/s/ ERNST & YOUNG LLP

Chicago, IL